SECURITIES ACT FILE NO. 2-34552


                            PILGRIM U.S. EQUITY FUNDS

                        Supplement dated November 9, 2001
      to the Class I International, U.S. Equity and Income Funds Prospectus
                             dated November 9, 2001

CHANGE IN INVESTMENT STRATEGY - MAGNACAP FUND

Effective October 1, 2001, the investment strategies of the Pilgrim MagnaCap Fund changed. The following describes the new investment strategies for MagnaCap Fund, and it replaces the disclosure under "Pilgrim MagnaCap Fund -- Investment Strategy" on page 10 of the Prospectus:

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives are established companies that meet disciplined valuation criteria and have the financial ability to have increased their dividends over the last decade. Under normal market conditions, the Fund invests at least 65% of its assets in stocks that meet the following criteria:

* ATTRACTIVE VALUATION CHARACTERISTICS: Companies with market capitalizations above $2 billion are screened for relatively attractive valuation characteristics. Multiple valuation measures may be considered including: price to earnings ratios; price to book value ratios; price to cash flow ratios; price to sales ratios; and enterprise value to earnings before interest, taxes, depreciation and amortization. Companies selling at low valuations compared to their expected growth rates will also be considered.

* DIVIDENDS: A company must have increased its dividends or had the financial capability to have increased its dividends over the past 10 years.

* BALANCE SHEET STRENGTH: A company's long term debt is rated investment grade by at least one nationally recognized rating agency.

Candidates for investment are also analyzed for some catalyst or vector of change that may spark an increase in share price. The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally, the Fund's investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, earnings, or assets. The remainder of the Fund's assets may be invested in equity securities that the Adviser believes have growth potential because they represent an attractive value, but which may not meet the above criteria. The Fund's investments may focus on particular sectors depending on the adviser's perception of the market environment.

Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities. For information on the Fund's objective or the risks associated with the Fund, see "Objective" and "Risks" on page 10.

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